Business Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Acquisitions
BUSINESS ACQUISITIONS
We acquired various waste businesses during the years ended December 31, 2015 and 2014.  The purchase price paid for these acquisitions and the allocations of the purchase price follow:

	2015	2014
Purchase price:
Cash used in acquisitions, net of cash acquired	$572.7	$195.7
Contingent consideration	70.6	—
Holdbacks	5.1	25.4
Fair value, future guaranteed payments	—	6.8
Fair value, future minimum lease payments	1.5	25.2
Total	$649.9	$253.1
Allocated as follows:
Accounts receivable	39.2	8.5
Restricted cash	—	16.8
Landfill airspace	173.1	26.6
Property and equipment	158.4	76.1
Other assets	1.8	5.6
Accounts payable	(7.1)	—
Future service obligations	—	(11.0)
Environmental remediation liabilities	(5.3)	—
Closure and post-closure liabilities	(27.0)	(3.2)
Other liabilities	(10.3)	(21.8)
Fair value of tangible assets acquired and liabilities assumed	322.8	97.6
Excess purchase price to be allocated	$327.1	$155.5
Excess purchase price to be allocated as follows:
Other intangible assets	$14.8	$46.8
Goodwill	312.3	108.7
Total allocated	$327.1	$155.5

The purchase price allocations are preliminary and are based on information existing at the acquisition dates. Accordingly, the purchase price allocations are subject to change. Substantially all of the goodwill and intangible assets recorded for these acquisitions are deductible for tax purposes. These acquisitions are not material to the Company's results of operations, individually or in the aggregate. As a result, no pro forma financial information is provided.

In April 2015, we entered into a waste management contract with the County of Sonoma, California (Sonoma). Under the agreement, Sonoma grants us the exclusive right to use and operate the county's waste management facilities. We will operate and manage the Sonoma County Landfill for the remaining life of the site, which we estimate to be approximately 30 years. We also have assumed all closure and post-closure obligations for the site. In addition to the landfill, we will operate five transfer stations and a gas-to-energy plant. By entering this agreement, we have effectively obtained control of the business through contract. In exchange, we have agreed to pay a contingent concession fee per ton of waste disposed at the landfill. The potential undiscounted amount of all future contingent payments that we could be required to make under the agreement is estimated to be between approximately $92 million and $180 million. The fair value of the contingent consideration was recorded as a $70.1 million liability as of the acquisition date and was determined using probability assessments of the expected future consideration payments over the remaining useful life of the landfill, and applying a discount rate of 4.0%. The fair value measure is based on significant inputs that are not observable in the market. Key assumptions include volume of annual tons disposed at the landfill, price paid per annual ton, and the discount rate that represent the best estimates of management, which are subject to remeasurement at each reporting date. The contingent consideration and purchase price allocation are preliminary and are subject to revision.

In February 2015, we acquired all of the equity interests of Tervita, LLC (Tervita) in exchange for a cash payment of $479.6 million. Tervita is an environmental solutions provider serving oil and natural gas producers in the United States. Tervita provides energy services to its diverse customer base and operates three types of waste management and disposal facilities: treatment, recovery and disposal facilities, engineered landfills and salt water disposal injection wells. Additionally, Tervita provides closed loop solids control systems and transportation services. Tervita's assets complement Republic's existing energy services business, core competencies and expertise in waste handling, recovery and disposal. We retained an independent third-party appraiser to assist us in our valuations. Based on valuation work performed through December 31, 2015, we allocated $109.3 million of the purchase price to property and equipment, $85.5 million to landfill airspace, and $7.2 million to intangible assets. We also assumed $6.9 million of closure and post-closure obligations and $5.3 million of environmental remediation liabilities. During the fourth quarter of 2015, we settled working capital and other seller-related items for approximately $3 million, which resulted in a reduction to our purchase price and an allocation of $19.2 million of the purchase price to net working capital. Approximately $268 million of the remaining purchase price was allocated to goodwill and represents the future economic benefits expected to arise from other assets acquired that could not be individually identified and separately recognized. The purchase price allocation is still preliminary and remains subject to revision. Adjustments may be made to the carrying value of the assets acquired and liabilities assumed as additional information is obtained about the facts and circumstances that existed at the valuation date. The preliminary allocation of the purchase price is based on the best estimates of management and is subject to revision based on the final valuations. These final valuations and assessments will be completed in early 2016.
In October 2014, we acquired all of the shares of Rainbow Disposal Co., Inc. (Rainbow) for $112.0 million cash, of which $16.8 million of the funds were placed into an escrow account pursuant to a holdback arrangement and classified as restricted cash. We also assumed a capital lease agreement with a fair value of $25.2 million for operational facilities in Southern California, and entered into agreements not to compete, along with other restrictive covenants, with key executives. We allocated $53.5 million of the purchase price to property and equipment and $34.8 million to intangible assets. We also assumed $18.9 million of liabilities. Approximately $66 million of the remaining purchase price was allocated to goodwill and represents the future economic benefits expected to arise from other assets acquired that could not be individually identified and separately recognized.  Rainbow's operations in Southern California include hauling routes, a recycling facility, a transfer station, a compressed natural gas (CNG) refueling station, and a CNG-powered vehicle fleet. The acquisition is not material to the Company's results of operations.
In August 2014, we entered into a life-of-site operating agreement for the City of San Angelo Landfill located in Texas, which we have recorded as the acquisition of a business.  Previously, we operated the site on behalf of the City of San Angelo under an agreement that expired in July 2014. Consideration transferred included cash of $10.3 million and future guaranteed payments of $6.8 million. We assumed future service obligations of $11.0 million and closure and post-closure obligations of $3.2 million.  We allocated $26.6 million of purchase price to landfill airspace and no purchase price was allocated to goodwill.